Cash and cash equivalents	6 Months Ended
Jun. 30, 2026
Cash and cash equivalents
Cash and cash equivalents

20.Cash and cash equivalents

	June 30, 2026	December 31, 2025
Current accounts	72,409	54,839
Bank deposits	1,833	4,069
Fiduciary deposits	4,000	4,000
Cash and cash equivalents	78,242	62,908

Impairment on cash and cash equivalents has been measured on a 12-month expected loss basis and reflects the short maturities of the exposures. The Group considers that its cash and cash equivalents has low credit risk based on the external credit ratings of the counterparties. Therefore, no impairment allowance was recognized as at June 30, 2026 and December 31, 2025.

Currency	June 30, 2026	December 31, 2025
United States Dollars	56,750	37,920
Euro	20,190	23,283
Russian Ruble	102	101
Armenian Dram	73	551
Kazakhstani Tenge	1,127	1,053
Total	78,242	62,908